                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   Form 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


 Date of Report (Date of Earliest Event Reported) February 23, 1996, March 11,
                            1996 and March 28, 1996



                 CORPORATE PROPERTY ASSOCIATES 12 INCORPORATED
                 ---------------------------------------------
               (Exact name of Registrant as specified in charter)


             MARYLAND            33-99994               13-3726306
            --------------   ----------------------   ------------------
            (State of        (Commission File No.)      (IRS Employer
             organization)                               Identification No.)



                        50 Rockefeller Plaza, 2nd Floor
                           New York, New York  10020
                   ----------------------------------------
                    (Address of principal executive offices)


                                 (212) 492-1100
                       ---------------------------------
                        (Registrant's telephone number)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


(b)  PRO FORMA FINANCIAL INFORMATION

Pro Forma Annualized Statement of Taxable Operations and Cash Generated (Unaudited).

                         PRO FORMA FINANCIAL STATEMENTS

          The folowing unaudited pro forma financial statements for the Company have been prepared based upon certain pro forma adjustments to the historical financial statements of the Company (see note 1 to Pro Forma Financial Statements).

          The statment covers only the properties or interests in entities owning properties which have been acquired by the Company and its wholly-owned subsidiaries which are net leased to Applied BioScience Inc., Rheometric Scientific , Inc., The Upper Deck Company, Telos Corporation and Lanxide Corporation and does not cover any properties which the Company may acquire in the future or any future financings of these properties.



                                           CORPORATE PROPERTY ASSOCIATES 12 INCORPORATED
                                               PRO FORMA CONSOLIDATED BALANCE SHEET

              December 31, 1995
                (Unaudited)

                  Assets:                        Historical                                     Pro Forma Adjustments
                                                                       RSI               APBI              Upper Deck
- - -------------------------------------------------------------------------------------------------------------------------
Land                                             $  5,295,898
Building                                           30,153,241
Accumulated depreciation                             (390,307)
                                                 ========================================================================
Real estate accounted for under
     the operating method                          35,058,832
Net investment in direct financing
     leases                                        13,545,609           $  6,300,000
Equity investments                                 10,382,492                                                 5,327,225
Cash and cash equivalents                          20,239,764             (2,874,000)         7,500,000      (5,070,725)
Deferred offering costs                             1,066,262
Accrued rents and interest receivable                 141,716
Other assets                                          738,102
                                                 ------------------------------------------------------------------------
               Total assets:                     $ 81,172,777           $  3,426,000        $ 7,500,000      $  256,500
                                                 ========================================================================


    Liability and Shareholders' Equity:
   Liabilities
Mortgage notes payable                           $ 18,127,538           $  3,300,000          7,500,000
Accounts payable to affiliates                      2,499,284
Accounts Payable and accrued
     expenses                                         104,141
Deferred acquisition fees                           1,577,639                126,000                          $ 256,500
Prepaid rental income and
     security deposits                                884,581
Dividends payable                                   1,189,830
Accrued interest payable                              136,086
                                                 ------------------------------------------------------------------------
               Total liabilities:                   24,519,09              3,426,000          7,500,000         256,500
                                                 ========================================================================

Common stock subject to
     redemption                                      5,269,210
                                                 -----------------------------------------------------------------------

  Shareholders' equity
Common stock                                             6,028
Additional paid-in capital                          52,488,567
Distributions in excess of
     accumulated earnings                           (1,110,127)
                                                 ------------------------------------------------------------------------
            Total shareholders' equity              51,384,468
            Total Liabilities and
                 shareholders' equity            $  81,172,777          $  3,426,000       $  7,500,000         256,500
                                                 ========================================================================




                                                  Telos               Lanxide         Del Monte (J)         Pro Forma
Land                                                                                  $  (304,073)        $ 4,991,825
Building                                                                               (1,366,725)         28,786,516
Accumulated depreciation                                                                                     (390,307)
========================================================================================================================
Real estate accounted for under
     the operating method                                                               (1,670,798)         33,388,034

Net investment in direct financing
     leases                                   $12,147,000             $8,664,250        10,995,000          51,651,859

Equity investments                                                                                          15,709,717
Cash and cash equivalents                     (5,654,060)             (3,820,000)       (3,074,202)          7,246,777
Deferred offering costs                                                                                      1,066,262
Accrued rents and interest receivable                                                                          141,716
Other assets                                                             131,750                               869,852
                                              ------------------------------------------------------------------------
               Total assets:                  $ 6,492,940             $4,976,000        $6,250,000        $110,074,217
                                              ========================================================================

    Liability and Shareholders' Equity:
    Liabilities
Mortgage notes payable                        $ 6,250,000             $4,400,000        $6,250,000         $45,827,538
Accounts payable to affiliates                                                                               2,499,284
Accounts Payable and accrued
     expenses                                                                                                  104,141
Deferred acquisition fees                          242940                176,000                             2,379,079
Prepaid rental income and
     security deposits                                                   400,000                             1,284,581
Dividends payable                                                                                            1,189,830
Accrued interest payable                                                                                       136,086
                                              ------------------------------------------------------------------------
               Total liabilities:               6,492,940              4,976,000         6,250,000          53,420,539
                                              ------------------------------------------------------------------------
Common stock subject to
     redemption                                                                                              5,269,210
                                              ------------------------------------------------------------------------
  Shareholders' equity                                                                                              -
Common stock                                                                                                     6,028
Additional paid-in capital                                                                                  52,488,567
Distributions in excess of
     accumulated earnings                                                                                   (1,110,127)
                                              ------------------------------------------------------------------------
            Total shareholders' equity                                                                      51,384,468
            Total Liabilities and
                 shareholders' equity          $6,492,940             $4,976,000        $6,250,000        $110,074,217
                                              ========================================================================

                 CORPORATE PROPERTY ASSOCIATES 12 INCORPORATED
                  PRO FORMA CONSOLIDATED STATEMENT OF INCOME

                     For the Year Ended December 31, 1995
                                  (Unaudited)

                                        Historical                                Pro Forma Adjustments
                                       ------------    ----------------------------------------------------------------------------
                                                      Walmart        ETEC        SFC         NK Lawn         APBI        Del Monte
                                                      ---------   ---------   ----------   -----------    -----------   -----------
Revenue:
     Interest income from direct
       financing leases                  $1,221,026                                           $383,596                   $1,286,250
     Rental income from operating
       leases                             2,111,998   $  43,743    $159,673     $293,737                   $1,128,400
     Other interest income                  660,623
                                         ----------   ---------    --------     --------      --------     ----------    ----------
                                          3,993,647      43,743     159,673      293,737       383,596      1,128,400     1,286,250
                                         ----------   ---------    --------     --------      --------     ----------    ----------

Expenses:
     Interest expense                     1,260,189     148,636      40,289      105,503       159,353        613,019       619,285
     Depreciation                           390,307      10,429      33,089       43,366                      240,743
     General and administrative             942,074
     Property expense                       596,227
     Amortization                            12,797
                                         ----------   ---------    --------     --------      --------     ----------    ----------
                                          3,201,594     159,065      73,378      148,869       159,353        853,762       619,285
                                         ----------   ---------    --------     --------      --------     ----------    ----------
Income before income from equity
  investments                               792,053    (115,322)     86,295      144,868       224,243        274,638       666,965

Equity income                             1,322,990
                                         ----------   ---------    --------     --------      --------     ----------    ----------

Net income                               $2,115,043   $(115,322)   $ 86,295     $144,868      $224,243      $ 274,638    $  666,965
                                         ==========   =========    ========     ========      ========     ==========    ==========

                                                              Pro Forma Adjustments                          Pro Forma
                                       -----------------------------------------------------------------    ------------
                                       Upper Deck      RSI         Telos        Lanxide         Other
                                       ----------   ----------   ----------   -----------    -----------
Revenue:
     Interest income from direct
       financing leases                                                       $1,030,000                    $ 6,547.872
     Rental income from operating
       leases                                       $1,180,000   $1,447,000                                   3,737,551
     Other interest income                                                                   $  (660,623)            --
                                       ---------     ---------   ----------   ----------     -----------     ----------
                                                     1,180,000    1,447,000    1,030,000        (660,623)    10,285,423
                                       ---------     ---------   ----------   ----------     -----------     ----------
Expenses:
     Interest expense                                  295,391      561,660      444,982          71,582      4,319,889
     Depreciation                                                                                               717,934
     General and administrative                                                                                 942,074
     Property expense                                                                            662,619      1,258,846
     Amortization                                                                                                12,797
                                       ---------     ---------   ----------   ----------     -----------     ----------
                                                       295,391      561,660      444,982         734,201      7,251,540
                                       ---------     ---------   ----------   ----------     -----------     ----------
Income before income from equity
  investments                                          884,609      885,340      585,018      (1,394,824)     3,033,883

Equity income                          $ 690,714                                                              2,013,704
                                       ---------     ---------   ----------   ----------     -----------     ----------

Net income                             $ 690,714     $ 884,609   $  885,340   $  585,018     $(1,394,824)   $ 5,047,587
                                       =========     =========   ==========   ==========     ===========     ==========

         CORPORATE PROPERTY ASSOCIATES 12 INCORPORATED AND SUBSIDIARIES

               PRO FORMA CONSOLIDATED STATEMENT OF TAXABLE INCOME
                      AND AFTER TAX CASH FLOW (UNAUDITED)


Net income per consolidated pro forma
 income for
     December 31, 1995                    $ 5,047,587
Depreciation on direct financing leases    (1,095,527)
 for tax purposes (Note L)
Difference between interest accrued on
 direct financing leases and rental
     revenue recognized for tax               (94,659)
      purposes (Note M)
Adjustment to equity income from GAAP        (501,560)
 to tax basis (Note N)                    -----------
          Pro forma taxable income          3,355,841
Add:       Depreciation from direct         1,813,461
 financing and operating leases (Note O)
               Distributions from
                equity investments in
                excess of share of
                    tax earnings (Note        338,435
                     P)
Less:       Principal paid (Note Q)        (1,481,908)
                                          -----------
          Pro forma after tax cash flow   $ 4,025,829
                                          -----------

1.  BASIS OF PRESENTATION

  The pro forma consolidated financial statement of Corporate Property Associates 12 Incorporated and subsidiaries (the "Company"), which are unaudited, have been prepared based on the historical financial statements of the Company. The pro forma consolidated balance sheet of the Company at December 31, 1995 has been prepared as if the mortgage loan collateralized by properties leased to Applied BioScience Inc. ("APBI") and the purchase of properties leased to Rheometric Scientific, Inc. ("Rheometric"), The Upper Deck Company ("Upper Deck"), Telos Corporation ("Telos") and Lanxide Corporation ("Lanxide") had been completed on December 31, 1995. The pro forma statements of operations for the year ended December 31, 1995 has been prepared as if the acquisition of the Properties and the related mortgage financing occurred on January 1, 1995. To the extent that certain properties had been acquired prior to January 1, 1995, lease revenues and interest expense are based on an historical basis.

  During 1994, the Company purchased general partnership interests in two general partnerships which lease properties to Gensia, Inc. ("Gensia") and Best Buy Co., Inc. ("Best Buy"), respectively, and an interest as a tenant-in-common in two properties leased to Big V. In 1995, the Company purchased properties leased to Wal-Mart Stores, Inc. ("Wal-Mart"), ETEC Systems, Inc. ("ETEC"), Sports & Fitness Clubs of America, Inc. ("Sports & Fitness"), NK Lawn and Garden & Co. ("NK Lawn and Garden") APBI and Del Monte Corporation ("Del Monte"). To the extent that any purchase of property was completed subsequent to December 31, 1994, the pro forma adjustment presented is intended to reflect an adjustment for the difference between what has been recorded in the historical consolidated statement of operations relating to that property and what the effect would have been if the Company held its ownership interest as of January 1, 1995. In addition, adjustments have been presented to reflect the Company's asset management fee expense and interest accrued on subordinated acquisition fee payable. In management's opinion, all adjustments necessary to reflect the effects of the aforementioned acquisitions have been made. The pro forma financial information should be read in conjunction with the historical consolidated financial statements of the Company.

  The pro forma financial results are not necessarily indicative of the financial condition or the results of operations had the acquisitions occurred on January 1, 1995 or prior, nor are they necessarily indicative of the financial position or results of operations for future periods.

2.  PRO FORMA ADJUSTMENTS

        A. The Rheometric lease provides for annual rent of $1,180,000. Interest expense is based on an interest rate of 9.625% per annum and monthly principal payments of $42,000. As the Rheometric lease is classified as a direct financing lease, no depreciation expense has been presented. The purchase price for the Rheometric property was $6,300,000 with $3,300,000 of the purchase price was obtained through limited recourse mortgage financing of $3,300,000. A portion of the purchase price in the amount of $126,000 has been retained by the Company as a deferred acquisition fee and is payable, subject to certain limitations, to an affiliate over a period of no less than eight years.

        B. The APBI lease provides for annual rent of $1,302,000. Included in the historical results of operations for the year ended December 31, 1995 is $173,600 of rental income. Annual depreciation expense on the APBI property of $275,174 per year is computed on a straight-line basis over 40 years and is based on buildings and improvements with a depreciable basis of $11,006,940. Included in the historical results of operations for the year ended December 31, 1995 is $34,431 of depreciation expense. In January 1996, the Company obtained $7,500,000 of limited recourse financing collateralized by the APBI properties. The loan will bear interest at the rate of 8.25% with monthly debt service of $63,905.

        C. The Company has a 50% interest in a limited liability company (the "Upper Deck LLC") which leases land and buildings to The Upper Deck Company.
The Company is accounting for this investment under the equity method. The Company's pro forma equity income in the Upper Deck LLC is based on its share of earnings resulting from annual rental income of $2,639,750, monthly payments of $120,077 on a $15,000,000 debt which bears interest at a rate of 8.43% and a 25-year principal amortization schedule and a depreciation expense of $558,773 computed on a 40-year straight-line basis on buildings and certain state franchise taxes incurred. The lease has been classified as a direct financing lease for financial reporting purposes. Accordingly, the effect of depreciation is not reflected in earnings. The total purchase price of the properties owned by Upper Deck LLC was $25,654,450. The Company's 50% share of the pro forma share of earnings from the Upper Deck LLC is $690,714 for the year ended December 31, 1995. None of these earnings are reflected in the historical results.

        D. The Telos lease provides for annual rent of $1,447,000 in monthly installments in advance. The Company has a commitment for limited recourse mortgage financing of $6,250,000. The effect of the mortgage financing has been reflected for pro forma purposes even though such financing has not yet been acquired by the Company. The loan provides for monthly payments of principal and interest at a floating rate at the London Inter-Bank Offered Rate plus 3.5% per annum and a twenty year amortization schedule. For pro forma purposes, an annual interest rate of 9.0625% has been utilized. As the Telos lease is classified as a direct financing lease, no depreciation expense has has been presented. The purchase price of the Telos property was $ 12,147,000 with $242,940 retained by the Company as a deferred acquisition fee and is payable, subject to certain limitations, to an affiliate over a period of no less than eight years.

        E. The Lanxide lease provides for annual rent which at the inception of the lease is $1,030,000 paid in quarterly installments in advance. As a portion of the rent varies based on changes in debt service on the limited recourse loans on the property, actual rent may vary during the terrn of the lease. A first priority mortgage loan on the property of $4,000,000 provides for monthly payments of prinicpal and interest with interest based on the lender's prime rate plus 2% and a 15-year amortization schedule. At the inception of the lease, the annual interest rate on the loan was 10.25%. A purchase money mortgage mortgage loan of $400,000 provides for monthly payments of principal and interest at 10.25% per annum and is based on a l5-year amortization schedule. For pro forma purposes, interest expense and principal amortization have been presented as though a $4,400,000 loan with a fixed rate of 10.25% and a l5-year amortization schedule and monthly payments of $47,957.84 were in effect. Lanxide was required to provide a $400,000 security deposit at the inception of the lease. The purchase price for the Lanxide transaction was $8,796,000. In connection with the purchase, Lanxide granted the Company warrants to purchase up to 15,500 common shares of Lanxide. The exercise price of the warrants was $8.50 less than the market value of the stock on the date of purchase, $ 124,000 of the purchase price has been allocated to the warrants and are included in the pro forrna balance sheet in other assets. The remaining purchase price of $8,672,000 been allocated to the property. A deferred acquisition fee of $ 176,000 has been retained by the Company and is payable, subject to certain limitations to an affiliate over a period of no less than 8 years. As the Lanxide lease is a direct financing lease, no depreciation expense has been presented.

        F. The Wal-Mart lease provides for annual rent of $397,226. Included in the historical results of operations for the year ended December 31, 1995 is $353,483 of rental income. Annual depreciation expense on the Wal-Mart property of $83,432 is computed on a straight-line basis over 40 years and is based on buildings and improvements with a depreciable basis of $3,337,283. Included in the historical results of operations for the year ended December 31, 1995 is $73,003 of depreciation expense. Interest expense on the limited recourse loan on the Wal-Mart property is based on a mortgage loan which had an initial balance of $2,500,000 and provides for monthly payments ($22,223) based on an 18-year amortization schedule and an annual interest rate of 8.23%. Based on the pro forma amortization schedule which assumes the mortgage was obtained on January 1, 1995, pro forma interest is calculated to be $203,398, of which $4,762 is included in the historical results of operations.

        G. The ETEC lease provides for annual rent of $1,370,325. Included in the historical results of operations for the year ended December 31, 1995 is $1,210,652 of rental income. Annual depreciation expense on the ETEC property of $264,711 is computed on a straight-line basis over 40 years and is based on buildings and improvements with a depreciable basis of $10,588,436. Included in the historical results of operations for the year ended December 31, 1995 is $231,622 of depreciation expense. Interest expense on the limited recourse loan on the ETEC property is based on a mortgage loan which had an initial balance of $6,250,000 and requires the payment of interest at a variable rate and requires monthly payments of principal based on a schedule provided by the lender in the mortgage note. For pro forma purposes, the interest rate used is 8.75% per annum. Amortization of principal is based on a loan of $6,250,000 at 8.75% on a 15 year amortization schedule. Based on the pro forma amortization schedule, pro forma interest is calculated to be $538,545 of which $498,256 is included in the historical results of operations for the year ended December 31, 1995.

        H. The Sports & Fitness lease provides for annual rent of $668,000. Included in the historical results of operations for the year ended December 31, 1995 is $374,263 of rental income. Interest expense on the Sports & Fitness property is based on a mortgage loan which had an initial balance of $2,750,000 and provides for monthly payments ($28,385) based on a 15-year amortization schedule and an annual interest rate of 9.3%. Based on the pro forma amortization schedule which assumes the mortgage was obtained on January 1, 1994, pro forma interest is calculated to be $252,037, of which $146,534 is included in the historical results of operations. Annual depreciation expense on the Sports & Fitness property of $94,617 is computed on a straight-line basis over 40 years and is based on buildings and improvements with a depreciable basis of $3,784,684. Included in the historical results of operations is $51,251 of depreciation expense.

        I. The NK Lawn & Garden lease provides for annual rent of $816,400. Included in the historical results of operations for the year ended December 31, 1995 is $432,804 of interest income from direct financing leases. Interest expense on the limited recourse loan on the NK Lawn & Garden property is based on a mortgage loan which had an initial balance of $3,500,000 and provides for monthly payments ($29,778) based on a 20-year amortization schedule and an annual interest rate of 8.23%. Based on the pro forma amortization schedule which assumes the mortgage was obtained on January 1, 1994, pro forma interest is calculated to be $285,376 for the period of which $126,023 is included in the historical results of operations. As the NK Lawn & Garden lease has been classified as a direct financial lease for financial reporting purposes, no depreciation expense has been presented.

        J. The Company is committed to finance the construction of properties for Del Monte. These pro forma financial statements assume that the Company has advanced its full commitment ($10,995,000) as of the beginning of the year. The Del Monte lease provides for annual rent based on the total costs of construction, which rent, for purposes of the pro forma statements, is assumed to be $1,286,250. Total debt is based on the commitment of $6,250,000 of debt financing to the Company upon completion of construction of the Del Monte facilities. Interest expense on a $5,500,000 portion of the debt is based on an annual interest rate of 10%, a 20-year amortization and quarterly payments of principal and interest of $159,643. Interest expense on the remaining $750,000 portion of the debt is calculated on the basis of an annual interest rate of 9.75% (LIBOR plus 400 basis points), a 20 year amortization and quarterly payments of $21,398. The Del Monte lease has been accounted for as a direct financing lease. As the Del Monte lease is classified as a direct financing lease, no depreciation expense has been presented. For historical reporting purposes, the Del Monte land and costs attributed to building have not been classified as direct financing lease assets. Upon completion of construction, the Company will perform an evaluation of the Del Monte lease in accordance with Statement of Financial Accounting Standards No. 13 and classify the lease based on facts and circumstances which may vary from a classification which would have occurred if the properties had been purchased and construction completed on January 1, 1995. Accordingly, the ultimate classification of the Del Monte lease cannot be determined at this time.

        K. The Company accrues interest on the deferred acquisition fee payable to an affiliate of $2,120,439 at the rate of 7% per annum. The pro forma interest expense of $177,757 is one year's interest on the deferred fee (7% of $2,539,379) of which $106,175 is included in the historical results of operations. The asset management and performance fee payable to the Advisor is based on 1% of the Average Invested Assets of $124,657,824. Average Invested Assets have been determined by (1) the total basis for directly owned properties in which the Company has a 100% ownership interest and deducting the noncash component representing deferred acquisition fees payable to an affiliate and (2) the pro rata basis of all properties which are jointly owned directly or, indirectly with affiliates, with deduction from such bases for fees paid by the joint owner and with an increase for fees paid directly by the Company if such fees were not paid by both parties at the time of purchase of the property. Pro forma asset management and performance fee is $1,246,578, of which $583,959 is included in the historical operating results.

                                                               Average
                                                              Invested
                               Gross Cost   Deferred Fee       Assets
                              -----------   ------------      ---------
                              $ 3,791,703     $ (75,174)     $ 3,716,529
Wal-Mart...................... 11,860,880      (237,173)      11,623,707
ETEC..........................  5,497,000      (109,575)       5,387,425
Sports & Fitness..............  6,950,000      (132,250)       6,817,750
NK Lawn & Garden.............. 17,292,366      (345,847)      16,946,519

Best Buy (1).................. 11,719,531      (237,510)      11,482,021
Gensia (2)....................  6,455,498      (129,110)       6,326,388
Del Monte..................... 10,995,000      (220,000)      10,775,000
APBI.......................... 12,565,000      (251,300)      12,313,700
Upper Deck.................... 12,827,225      (256,500)      12,570,725
Rheometric Scientific Inc.....  6,300,000      (126,000)       6,174,000
Telos Corporation............. 12,147,000      (242,940)      11,904,060
Lanxide Corporation...........  8,796,000      (176,000)       8,620,000
                                                            ------------
                                                            $124,657,824
                                                            ============

- - -----------------------------------

(1)  Determination of Best Buy Pro Rata Basis

Gross Cost..........................      $46,233,000
Initial fee paid by affiliate.......       (1,600,000)
                                          -----------
                                          $44,633,000
                                          ===========
CPA:12 share of basis in property...      $16,514,210
Total fee payable by CPA:12.........          778,156
                                           -----------
                                           17,292,366
Deferred fee to be paid by CPA:12...         (345,847)

(2)  Determination of Gensia Pro Rata Basis

   ......................................
Gross cost............................... $23,570,266
Initial fee paid by an affiliate.........  (1,200,000)
                                          $22,370,266
                                          ===========
CPA:12 share of basis in property........ $11,719,531
Total fee payable by CPA:12..............     534,398
                                          -----------
                                           11,719,531
Deferred fee to be paid by CPA:12........    (237,510)
                                          -----------
                                          $11,482,021
                                          ===========

(3)  Determination of Big V Pro Rata Basis

Gross Cost............................... $23,570,266
Initial fee paid by an affiliate.........  (1,200,000)
                                          -----------
                                          $22,370,266
                                          ===========
CPA:12 share of basis in property........ $11,185,133
Total fee payable by CPA:12..............     534,398
                                          -----------
                                           11,719,531
Deferred fee to be paid by CPA:12........    (237,510)
                                          -----------
                                          $11,482,021
                                          ===========


          L. For financial reporting purposes, no depreciation is taken on leases classified as direct financing leases; however, as such leases are classified as operating leases for tax reporting purposes, depreciation is computed for such properties for the purpose of determining REIT taxable income.

Depreciation is computed on a straight-line basis over 40 years and is based on buildings and improvements for the six direct financing leases with a combined depreciable basis of $43,821,097.

          M. The Company's reported interest income on its direct financing lease with Big V which is $94,609 greater than the applicable rental income reported for tax purposes.

          N. The Company's share of taxable income and GAAP income for the Gensia and Best Buy Partnerships is based on the actual amounts reported in Federal income tax returns and audited financial statements.

          The Company's share of taxable income from the Upper Deck LLC differs from its share of GAAP income due to its classification as a direct financing lease. While depreciation is taken for tax purposes, no depreciation is taken for financial reporting purposes. Depreciation expense which is computed on a straight-line basis over 40 years is based on buildings and improvements with a depreciable basis of $22,350,938. Rental income for tax purposes does not vary from recognition of rental income for financial reporting purposes. The net effect of the depreciation adjustment is $558,773 of which the Company's 50% share is $279,386.

          O. This adjustment consists of depreciation from operating leases as reflected on the pro forma consolidated statement of operations of $717,934 and the tax adjustment for depreciation on direct financing leases of $655,185.

          P. The difference between tax basis income from equity investments in general partnerships and the cash available for distribution for the Gensia and Best Buy partnerships' equity investments is based on the difference between amounts reported for Federal income tax purposes and actual cash distributions received by the Company. The pro forma adjustment for Upper Deck is as follows:

GAAP income on a pro forma basis........  $1,381,429
Add:  Depreciation
Less:  Principal amortization...........    (183,407)
                                          ----------
Cash available for distribution.........  $1,198,022
                                          ==========
Company's share of cash available.......  $  599,011
Company's share of taxable income.......     411,328
                                          ----------
Cash available in excess of taxable.....  $  187,683
 income.................................  ==========


          Q.  Principal is deemed to
           have been paid as follows:

NK Lawn & Garden........................  $   71,965
Sports & Fitness........................      88,586
Etec....................................     211,042
Big V...................................      37,652
Del Monte...............................     104,879
Wal-Mart................................      63,280
APBI....................................     153,840
Rheometric..............................     504,000
Telos...................................     116,152
Rheometric..............................     130,512
                                          ----------
Total...................................  $1,481,098
                                          ==========


  3. INVESTMENT IN PROPERTIES LEASED TO THE UPPER DECK COMPANY


     On January 4, 1996, the Company acquired a 50% interest in a newly formed limited liability company, which purchased land and buildings and net leased them to Upper Deck as explained in Note 2C. Neither the Company nor its equity investee has made an equity investment in Upper Deck. Upper Deck is the leading manufacturer and marketer of sports trading cards in the United States with about 25% of the sports trading card market in 1994. Management believes that the audited financial statements of Upper Deck are not material to a prospective investor in making an investment decision. Pursuant to Management's current assessment of the impact of future investments in properties on the Company's prospective financial position and results of operations, the property net leased to Upper Deck will not be material. The following is a summary of selected financial information for Upper Deck. The Statement of Operations and Balance Sheet data for the three years ended December 31, 1992, 1993 and 1994 have been derived from audited financial statements provided by Upper Deck.
Data provided for the nine month periods ending September 30, 1994 and 1995 have been derived from unaudited financial statements provided by Upper Deck.



STATEMENT OF OPERATIONS DATA:                        NINE MONTHS ENDED             YEAR ENDED DECEMBER 31,
                                                                              ---------------------------------
                                                SEPTEMBER 30,
                                                -------------
                                     1995           1994           1994           1993             1992
                                 -------------  -------------  -------------  ------------  -------------------
          (Unaudited)
- - -------------------------------
Gross sales                      $159,761,713    $195,282,797  $252,051,949   $262,175,660        $290,931,706
Gross profit                       57,154,923      63,013,326    73,284,473     95,145,462         115,364,889
                                                                              ------------        ------------
Income(loss) from operations       25,610,688      23,467,482    22,207,932     38,102,013          47,317,479
- - -------------------------------
Net income                         20,191,387      20,525,661  $ 18,201,901   $ 31,169,862        $ 43,127,832




                            AS OF SEPTEMBER 30,                             AS OF DECEMBER 31,
                            ------------------                              ------------------
BALANCE SHEET DATA:
                                     1995                          1994           1993                1992
                                 ------------                  ------------   ------------        ------------
                                                                       (Unaudited)

Cash and cash equivalents        $    103,205                  $  6,431,822   $    304,945        $  2,143,447
Net accounts receivable            23,595,176                    18,079,567     15,430,674          16,086,368
Total assets                      114,976,866                   105,237,037     85,960,553          70,952,438
Total indebtedness                 21,554,546                    75,765,676     63,661,027          61,922,563
Common stock                            3,500                         3,500          3,500               3,500
Treasury stock                     (6,301,066)                   (6,301,066)             -                   -
Stockholders' equity               41,862,747                    29,471,361     22,299,526           9,029,875


                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CORPORATE PROPERTY ASSOCIATES
                                              12 INCORPORATED


                                              By: /s/ Michael D. Roberts
                                                 ---------------------------
                                                 Michael D. Roberts
                                                 First Vice President and
                                                 Controller


Dated:  May 9, 1996